BLACKROCK GLOBAL ALLOCATION FUND, INC.

(the “Fund”)

Supplement dated April 18, 2019 to the Statement of Additional Information (“SAI”) of the Fund, dated February 28, 2019

Effective April 1, 2019, the following changes are made to the Fund’s SAI:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Rick Rieder, Dan Chamby, CFA, Russ Koesterich, CFA, JD, and David Clayton, CFA, JD, are the Fund’s

portfolio managers.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended October 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder*	13 $57.83 Billion	20 $17.56 Billion	11 $6.44 Billion	0 $0	0 $0	3 $390.1 Million
Dan Chamby, CFA	8 $15.87 Billion	4 $18.71 Billion	9 $0.22 Million	0 $0	1 $597.4 Million	0 $0
Russ Koesterich, CFA, JD	8 $15.87 Billion	4 $18.71 Billion	9 $0.22 Million	0 $0	1 $597.4 Million	0 $0
David Clayton, CFA, JD	8 $15.87 Billion	4 $18.71 Billion	0 $0	0 $0	1 $597.4 Million	0 $0

*	Information provided for Mr. Rieder is as of February 28, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Messrs. Rieder, Chamby, Koesterich and Clayton as of April 1, 2019.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Performance is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. In most cases, benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are: a combination of S&P 500 Index, FTSE World ex-US Index, ICE BofAML Current 5-Year U.S. Treasury Index and FTSE Non-U.S. Dollar World Government Bond Index.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of October 31, 2018.

Portfolio Manager	Dollar Range[1]
Rick Rieder*	None
Dan Chamby, CFA	Over $1 Million
Russ Koesterich, CFA, JD	Over $1 Million
David Clayton, CFA, JD	Over $1 Million

*	Information provided for Mr. Rieder is as of February 28, 2019.
[1]	Includes securities attributable to participation in certain deferred compensation and retirement programs.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Rieder, Chamby, Koesterich and Clayton may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Chamby, Koesterich and Clayton may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10810-0419SUP